UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2025

SEACOR Marine Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SMHI	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 4, 2025, SEACOR Marine Holdings Inc. (the “Company”) purchased from certain funds affiliated with Carlyle (the “Carlyle Investors”), 1,355,761 of the Company’s common shares, at $4.90 per share, and warrants to purchase 1,280,195 shares of Common Stock at an exercise price of $0.01 per share, at $4.89 per warrant, for an aggregate purchase price of approximately $12.9 million, representing approximately 9.1% of the outstanding shares of common stock of the Company assuming the full exercise of the warrants (the “Securities Repurchase”). After giving effect to the Securities Repurchase, the Company no longer has any warrants to purchase Common Stock outstanding. The Company used net proceeds from a vessel sale to complete the Securities Repurchase, as permitted pursuant to a waiver obtained from the lenders under that certain credit agreement dated November 27, 2024, by and among the Company, as parent guarantor, SEACOR Marine Foreign Holdings Inc., as borrower, and certain other wholly-owned subsidiaries of the Company, as subsidiary guarantors, an affiliate of EnTrust Global, as lender, Kroll Agency Services Limited, as facility agent, and Kroll Trustee Services Limited, as security trustee, providing for a senior secured term loan of up to $391.0 million.

On April 4, 2025, the Company issued a press release announcing the Securities Repurchase. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of SEACOR Marine Holdings Inc. dated April 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

April 4, 2025	By:	/s/ Andrew H. Everett II

Name: Andrew H. Everett II
Title: Senior Vice President, General Counsel and Secretary